UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     January 27, 2005

                              VIKING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

            000-49636                             86-0913802
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     (Commission File Number)           (IRS Employer Identification No.)


7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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(Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry Into a Material Definitive Agreement

     On January 27, 2005, Viking Systems, Inc. ("Viking"), as borrower, and Silicon Valley Bank (the "Lender"), entered into a Loan and Security Agreement (the "Loan Agreement").

     The Loan Agreement provides for a maximum borrowing of $200,000. Amounts borrowed under the Loan Agreement may be borrowed, repaid and reborrowed from time to time until September 13, 2005, unless extended pursuant to the terms of the Loan Agreement.

     The revolving loan will bear interest at the rate of 1% over Lender's prime rate payable monthly.

     The Loan Agreement contains customary affirmative and negative covenants for credit facilities of this type. The loan is secured by the assets of the Company. The loan is also secured by a certificate of deposit owned by Viking shareholder Donald Tucker.

Item 1.02 Termination of a Material Definitive Agreement.

     Viking entered into an Asset Purchase Agreement with Lighthouse Imaging Corporation on August 6, 2004. Effective January 26, 2005, this Agreement was terminated at the mutual decision of the parties.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

C - Exhibits

      Exhibit Number          Description
      --------------          -----------

      10.1                    Loan and Security Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 7, 2005                  VIKING SYSTEMS, INC.

                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board



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